UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
November 18, 2020
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders
Campbell Soup Company ("Campbell") held its Annual Meeting of Shareholders on November 18, 2020. The final results of voting with respect to each matter of business are set forth below.
1. Election of Directors
The nominees for election to the Board of Directors were elected, each until the next Annual Meeting of Shareholders or their earlier resignation or retirement.  For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Fabiola R. Arredondo	249,964,369	2,887,809	307,541	17,830,128
Howard M. Averill	249,885,020	2,977,393	297,306	17,830,128
John P. (JP) Bilbrey	251,344,105	1,524,381	291,233	17,830,128
Mark A. Clouse	251,752,232	1,156,287	251,200	17,830,128
Bennett Dorrance	247,823,104	5,097,307	239,308	17,830,128
Maria Teresa (Tessa) Hilado	249,804,082	3,122,202	233,435	17,830,128
Sarah Hofstetter	250,022,137	2,883,063	254,519	17,830,128
Marc B. Lautenbach	249,939,154	2,836,508	384,057	17,830,128
Mary Alice D. Malone	248,073,911	4,881,061	204,747	17,830,128
Keith R. McLoughlin	251,660,607	1,089,997	409,115	17,830,128
Kurt T. Schmidt	251,331,822	1,514,815	313,082	17,830,128
Archbold D. van Beuren	248,589,512	4,304,808	265,399	17,830,128

2. Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2021
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Campbell's independent registered public accounting firm for fiscal 2021 was approved. The votes cast for and against this proposal, as well as the abstentions were as follows:

For	Against	Abstain
258,626,219	11,899,742	463,886
There were no broker non-votes for this proposal.

3. Advisory Vote on Fiscal 2020 Executive Compensation
The resolution to approve, on an advisory basis, the compensation of Campbell's executive officers named in the proxy statement for the 2020 Annual Meeting of Shareholders was approved. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
241,857,243	10,559,206	743,270	17,830,128

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

Date: November 19, 2020	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Deputy General Counsel